SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 23, 1998

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-17072                          11-2844247
(State or other jurisdiction       (Commission                     (IRS Employer
      of incorporation)           File Number)               Identification No.)



100 Sweeneydale Avenue Bay Shore, New York                                 11706
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (516) 694-7060


                                       N/A
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant

On April 23,1998, Price Waterhouse LLP ("Price Waterhouse") declined to stand for reelection as independent accountants to the Registrant. Price Waterhouse's report on the financial statements of the Registrant for the fiscal year ended April 30,1997 (the only period for which Price Waterhouse was engaged as independent accountants) did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Price Waterhouse's report included a reference to a substantial doubt about the Registrant's ability to continue as a going concern. In connection with the audit for the fiscal year ended April 30,1997 and through April 23,1998, there have been no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their report on the financial statements for such year. In connection with the audit of the financial statements for the year ended April 30, 1997, Price Waterhouse reported to management and the Audit Committee of the Board of Directors that the following material weaknesses exist in the internal control structure:

1. A necessity for the Company to implement formal accounting closing procedures to ensure quarterly financial statements are prepared in a timely, accurate and consistent manner, reflecting all significant accruals and estimates necessary for the results of each interim period to provide meaningful information as to results of operations of the Company.

2. A necessity for the Company to implement a perpetual inventory system, create physical safeguards for inventory, perform periodic physical inventory counts and maintain shipping and receiving logs to ensure that inventory is properly accounted for and protected from theft or loss.

3. A necessity for the Company to restrict access to accounting records and information systems to authorized personnel.

There were no other reportable events or disagreements with Price Waterhouse to report as defined in Regulation S-K Item 304(a)(l)(v).

Management of the Registrant has endeavored to address these weaknesses this year, and believes it has made significant progress towards resolving those concerns.

The Registrant has requested that Price Waterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 29, 1998, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

Exhibit 16 - Letter dated, dated April 29, 1998 from Price Waterhouse to the Securities and Exchange Commission.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WINDSWEPT ENVIRONMENTAL GROUP, INC.


                              By: /s/ Alan W. Schoenbart
                                  ------------------------------------------
                                  Alan W. Schoenbart, Chief Financial Officer

Date: April 29, 1998